Assets held for sale	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Assets held for sale
27. Assets held for sale

	2019 £m	2018 £m
Property, plant and equipment	80	109
Right of use assets	7	—
Lease liabilities	(7)	—
Goodwill	124	144
Other intangibles	175	1
Inventory	109	50
Cash and cash equivalents	507	485
Other	(122)	(136)

	873	653

Non-current
assets and disposal groups are transferred to assets held for sale when it is expected that their carrying amounts will be recovered principally through disposal and a sale is considered highly probable. They are held at the lower of carrying amount and fair value less costs to sell.
Assets held for sale primarily reflect the Thermacare disposal group, which was acquired from Pfizer as part of its consumer healthcare business and has to be sold by the Group in 2020 to meet anti-trust requirements and the disposal group representing the
Horlicks
and other Consumer Healthcare nutritional brands to be sold to Unilever plc.
Included within assets held for sal
e

is
inventory
written down to fair value less costs to sell of £109 million (2018 – £50 million). The valuation methodology used significant inputs which were not based on observable market data and therefore this valuation is classified as level 3 in the fair value hierarchy.
An impairment of allocated goodwill of £4 million has been recognised to reflect fair value less costs to sell of a disposal group.